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                                                                   EXHIBIT 24(A)

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes Bruce C. Karsk, and each of them singly, such person's true and lawful attorney-in-fact, with full power to them and each of them to sign for such person and in such person's name and capacity indicated below any and all instruments, reports and amendments which said attorney-in-fact or any one of them may deem necessary or advisable to enable Lindsay Manufacturing Co., (the "Company") to comply with the Securities Exchange Act of 1934, as amended (the "1934 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission under the 1934 Act, specifically, the power and authority to sign for us or any of us in our names and in the capacities on the Company's Annual Report on Form 10-K, and we do hereby ratify and confirm all that said attorneys-in-fact, or any of them, shall do or cause to be done by virtue of this Power of Attorney.

         Executed below by the following persons in the capacities and on the dates indicated.


          SIGNATURE                                         CAPACITY                                    DATE
          ---------                                         --------                                    ----
/s/ GARY D. PARKER                                Chairman of the Board                             November 19, 1999
-------------------------------------             of Directors, President
Gary D. Parker                                    Chief Executive Officer,
                                                  (Principal Executive Officer)

/s/ VAUGHN L. BEALS, JR.                          Director                                          November 19, 1999
-------------------------------------
Vaughn L. Beals, Jr.

/s/ HOWARD G. BUFFETT                             Director                                          November 19, 1999
-------------------------------------
Howard G. Buffett

/s/ MICHAEL N. CHRISTODOLOU                       Director                                          November 19, 1999
-------------------------------------
Michael N. Christodolou

/s/ JOHN W. CROGHAN                               Director                                          November 19, 1999
-------------------------------------
John W. Croghan